UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2021

NOVATION COMPANIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-22897	74-2830661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9229 Ward Parkway, Suite 340, Kansas City, MO		64114
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (816) 237-7000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Novation Companies, Inc. (the “Company”) is party to a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), dated as of September 15, 2011, as amended by a First Amendment to Rights Agreement dated as of June 20, 2014, a Second Amendment to Rights Agreement dated as of August 24, 2015, and a Third Amendment to Rights Agreement dated as of July 20, 2018 (as amended, the “Rights Agreement”). The Rights Agreement is designed to preserve the Company’s ability to use its net operating loss carryforwards to reduce potential future income tax liability by generally deterring any person from acquiring shares of the Company’s common stock if the acquisition would result in such person, together with its affiliates and associates, beneficially owning 4.9% or more of the Company’s common stock then outstanding without the approval of the Company’s Board of Directors.

On July 15, 2021, the Company and the Rights Agent entered into a Fourth Amendment to Rights Agreement (the “Fourth Amendment”) that amended the Rights Agreement to extend its term through 5:00 p.m., New York City time, on July 20, 2024.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which has been filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information regarding the Fourth Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Fourth Amendment to Rights Agreement, dated as of July 15, 2021, by and between Novation Companies, Inc. and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.

Date: July 16, 2021	/s/ Carolyn K. Campbell
Name: Carolyn K. Campbell Title: Chief Financial Officer